            As filed with the U.S. Securities and Exchange Commission
                               on November 8, 2001

                        Securities Act File No. 333-60225
                    Investment Company Act File No. 811-08903

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [x]

                     Pre-Effective Amendment No.                         [ ]
                                                   ---

                      Post-Effective Amendment No.  3                    [x]
                                                   ---


                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                     OF 1940                             [x]

                                Amendment No.  5                         [x]
                                             ----
                        (Check appropriate box or boxes)

             Credit Suisse Warburg Pincus European Equity Fund, Inc.
          formerly known as Warburg, Pincus European Equity Fund, Inc.
                     .......................................
               (Exact Name of Registrant as Specified in Charter)

466 Lexington Avenue
New York, New York                                                10017-3147
---------------------------------------                           ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 878-0600

                                Hal Liebes, Esq.
             Credit Suisse Warburg Pincus European Equity Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                     ......................................
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: November 29, 2001.


It is proposed that this filing will become effective (check appropriate box):


[ ] immediately upon filing pursuant to paragraph (b)

[x] on November 29, 2001 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                   -----------------------------------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.




Subject to completion, dated November 8, 2001

                              CREDIT SUISSE FUNDS
                              -------------------
                               CREDIT  ASSET
                               SUISSE  MANAGEMENT



EUROPEAN EQUITY FUND


November 30, 2001   PROSPECTUS
Class A Shares

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by
Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS                                                               4

   Goal and Principal Strategies                                         4

   Investor Profile                                                      4

   A Word About Risk                                                     5

PERFORMANCE SUMMARY                                                      6

INVESTOR EXPENSES                                                        8

   Fees and Fund Expenses                                                8

   Example                                                               8

THE FUND IN DETAIL                                                       9

   The Management Firms                                                  9

   Fund Information Key                                                 10

   Goal and Strategies                                                  12

   Portfolio Investments                                                12

   Risk Factors                                                         12

   Portfolio Management                                                 13

   Investor Expenses                                                    13

   Financial Highlights                                                 13

MORE ABOUT RISK                                                         14

   Introduction                                                         14

   Types of Investment Risk                                             14

   Certain Investment Practices                                         16

MEET THE MANAGER                                                        18

MORE ABOUT YOUR FUND                                                    19

   Share Valuation                                                      19

   Distributions                                                        19

   Taxes                                                                19

   Statements and Reports                                               20

BUYING AND SELLING SHARES                                               21

SHAREHOLDER SERVICES                                                    22

OTHER POLICIES                                                          23

OTHER SHAREHOLDER INFORMATION                                           24

OTHER INFORMATION                                                       26

   About the Distributor                                                26

FOR MORE INFORMATION                                            back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES


FUND/RISK FACTORS                    GOAL                             STRATEGIES
EUROPEAN EQUITY FUND          Capital appreciation       -  Invests in European equity securities
Risk factors:                                            -  Targets Western European countries
   FOREIGN SECURITIES                                    -  Uses both growth and value criteria
   MARKET RISK                                              (seeks "growth at a reasonable price")
   REGION FOCUS                                          -  Portfolio manager looks at factors such
                                                            as earnings growth, stock price, relative
                                                            valuation and merger-and-acquisition trends



INVESTOR PROFILE

THIS FUND IS DESIGNED FOR INVESTORS WHO:

     -    are investing for long-term goals
     - are willing to assume the risk of losing money in exchange for attractive potential long-term returns
     -    are looking for capital appreciation
     -    want to diversify their portfolios internationally

IT MAY NOT BE APPROPRIATE IF YOU:

     -    are investing for a shorter time horizon
     - are uncomfortable with an investment that has a higher degree of volatility
     -    want to limit your exposure to foreign securities
     -    are looking for income

You should base your investment decision on your own goals, risk preferences and time horizon.

A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES

      A fund that invests in foreign securities carries additional risks that include:

      - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

      - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

      - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

      The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

REGION FOCUS

      Focusing on a single country or region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund's Common Class shares. The bar chart shows you how fund performance related to the Common Class shares has varied from year to year for up to 10 years. The table compares the fund's performance over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS*


 YEAR ENDED 12/31:                                                                 2000
 EUROPEAN EQUITY FUND
     Best quarter: 33.55% (Q4/99)
     Worst quarter: -6.55% (Q3/00)                                                 -9.42%
     Inception date: 1/28/99
     Total return for the period 1/1/01 - 9/30/01: -27.43% (not annualized)

* Performance for Class A shares is not provided because this class does not have a full calendar year of performance. Although Common Class shares are not offered in this PROSPECTUS, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares.

                         AVERAGE ANNUAL TOTAL RETURNS(1)

                                   ONE YEAR     THREE YEARS     FIVE YEARS      LIFE OF     INCEPTION
 PERIOD ENDED 12/31/00:             2000         1998-2000       1996-2000       FUND         DATE
 EUROPEAN EQUITY FUND              -9.42%         N/A             N/A            7.77%      1/28/99
 MORGAN STANLEY
  EUROPE INDEX(2)                  -8.14%         N/A             N/A            3.82%

 (1) Performance for Class A shares is not provided because this class does not have a full calendar year of performance. Although Common Class shares are not offered in this PROSPECTUS, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares.

 (2) The Morgan Stanley Europe Index is an unmanaged index (with no defined investment objective) of European equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

                           UNDERSTANDING PERFORMANCE

     - TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

     - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

     - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

     - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are expected amounts for the fiscal year ending August 31, 2002.


  EUROPEAN EQUITY FUND                                                                               CLASS A(1)
  SHAREHOLDER FEES
   (PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                 5.75%
  Maximum deferred sales charge (load) (as a percentage of original purchase price or
    redemption proceeds, as applicable)                                                                NONE
  Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)          NONE
  Redemption fees                                                                                      NONE
  Exchange fees                                                                                        NONE
  ANNUAL FUND OPERATING EXPENSES
    (DEDUCTED FROM FUND ASSETS)
  Management fee                                                                                       1.00%
  Distribution and service (12b-1) fee                                                                  .25%
  Other expenses(2)                                                                                    1.30%
  TOTAL ANNUAL FUND OPERATING EXPENSES(3)                                                              2.55%


(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Other expenses are based on estimated amounts to be charged in the current fiscal year.

(3) Fund service providers have voluntarily agreed to waive some of their fees and reimburse some expenses. These waivers and reimbursements, which may be discontinued at any time, are expected to lower the fund's expenses as follows:


      EXPENSES AFTER WAIVERS AND REIMBURSEMENTS
      Management fee                                                 .04%
      Distribution and service (12b-1) fee                           .25%
      Other expenses                                                1.16%
                                                                    -----
      TOTAL NET ANNUAL FUND OPERATING EXPENSES                      1.45%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits). Based on these assumptions, your cost would be:

EUROPEAN EQUITY FUND                    ONE YEAR   THREE YEARS   FIVE YEARS    10 YEARS
CLASS A (WITH OR WITHOUT REDEMPTION)      $818        $1,323       $1,852       $3,294

                               THE FUND IN DETAIL

THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

-    Investment adviser for the fund

- Responsible for managing the fund's assets according to its goal and strategies and supervising the activities of the sub-investment adviser

- A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

- Credit Suisse Asset Management companies manage approximately $86 billion in the U.S. and $280 billion globally

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

     For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.


CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ

-    Sub-investment adviser for the fund

- Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

-    Also a member of Credit Suisse Asset Management

     For easier reading, Credit Suisse Asset Management Limited will be referred to as "CSAM UK" throughout this PROSPECTUS.

      FUND INFORMATION KEY

      A concise description of the fund begins on the next page. The description provides the following information:


GOAL AND STRATEGIES
      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.


PORTFOLIO INVESTMENTS
      The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."


RISK FACTORS
      The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."


PORTFOLIO MANAGEMENT
      The individual designated by the investment adviser to handle the fund's day-to-day management.


INVESTOR EXPENSES

      Expected fund expenses for the 2002 fiscal year. Future expenses may be higher or lower.

      - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund and compensating the sub-investment adviser. Expressed as a percentage of average net assets after waivers.

      - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributors for making shares of the fund available to you. Expressed as a percentage of average net assets.

      - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.


FINANCIAL HIGHLIGHTS
      A table showing the fund's audited financial performance for up to five years.

      - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

      - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

      The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

This page intentionally left blank

      GOAL AND STRATEGIES

      The fund seeks capital appreciation. To pursue this goal, the fund invests primarily in equity securities of Western European companies.

      The fund considers Western Europe to include the European Union, Norway and Switzerland. The European Union currently consists of: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom.

      Under normal market conditions, the fund invests at least 65% of assets in equity securities of companies located in or conducting a majority of their business in Western Europe or companies whose securities trade primarily in Western European markets. To enhance return potential, the fund may also pursue opportunities in other European countries.

      The fund intends to diversify its investments across different countries. However, at times the fund may invest a significant part of its assets in a single country. The fund may invest in companies of any size, although most of the fund's investments will be in medium to larger capitalization companies.

      In choosing stocks, the portfolio manager considers a number of factors including:

      -  stock price relative to the company's rate of earnings growth

      -  valuation relative to other European companies and market averages

      -  merger-and-acquisition trends on companies' business strategies


      PORTFOLIO INVESTMENTS

      This fund currently intends to invest at least 80% of assets in equity securities of Western European companies. These equity securities include:

      -  common and preferred stocks

      -  securities convertible into common stocks

      - securities such as rights and warrants, whose values are based on common stocks

      To a limited extent, the fund may also engage in other investment practices.


      RISK FACTORS

      This fund's principal risk factors are:

      -  foreign securities

      -  market risk

      -  region focus

      The value of your investment will fluctuate in response to Western European stock markets. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

      Targeting a single region could hurt the fund's performance or may cause the fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within Europe.

      "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

      PORTFOLIO MANAGEMENT

      Nancy Nierman manages the fund's investment portfolio. You can find out more about her in "Meet the Manager."


      INVESTOR EXPENSES

      Expected expenses for the 2002 fiscal period (after fee waivers and expense reimbursements):

      Management fee                                                     .04%
      Distribution and service (12b-1) fee                               .25%
      All other expenses                                                1.16%
                                                                        ----
      Total expenses                                                    1.45%

      FINANCIAL HIGHLIGHTS

      The fund's Class A shares commenced operations as of the date hereof. The figures below are related to the fund's Common Class shares and have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.

PERIOD ENDED:                                                                    8/01                8/00                8/99(1)
                                                                                 ----                ----                -------
PER-SHARE DATA
Net asset value, beginning of period                                            $ 11.96             $  9.79             $ 10.00
                                                                                -------             -------             -------
  Investment activities:
    Net investment income                                                          0.06                0.03                0.08
    Net gains or losses on investments and foreign currency
    transactions (both realized and unrealized)                                   (1.99)               2.19               (0.29)
                                                                                -------             -------             -------
    Total from investment activities                                              (1.93)               2.22               (0.21)
                                                                                -------             -------             -------
Less Dividends and Distributions:
Dividends from net investment income                                              --                  (0.05)              --
Distributions from realized capital gains                                         (2.05)              --                  --
                                                                                -------             -------             -------
    Total dividends and distributions                                             (2.05)              (0.05)              --
                                                                                -------             -------             -------
Net asset value, end of period                                                     7.98             $ 11.96             $  9.79
                                                                                =======             =======             =======
Total return                                                                     (18.08%)             22.69%              (2.10%)(2)
                                                                                -------             -------             -------
Ratios and supplemental data
  Net assets, end of period (000s omitted)                                      $19,299             $30,007             $24,588
    Ratio of expenses to average net assets(3),(4)                                 1.46%               1.46%               1.46%(5)
    Ratio of net income to average net assets                                      0.58%               0.30%               1.41%(5)
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                                                1.09%               1.47%               1.18%(5)
Portfolio turnover rate                                                             140%                186%                161%(2)

(1)     For the period January 28, 1999 (inception date) through August 31,
        1999.

(2)     Not Annualized.

(3) Without the voluntary fee waiver of advisory fees and administration fees, the ratios of expenses to average net assets would have been 2.55% and 2.93% for the years ended August 31, 2001 and 2000, respectively and 2.64% annualized for the period ended August 31, 1999.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .01% for each of the years ended August 31, 2001 and 2000. The operating expense ratio after these arrangements was 1.45% for each of the years ended August 31, 2001 and 2000, respectively.

(5)     Annualized.

                                 MORE ABOUT RISK

      INTRODUCTION

      A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.


      TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this PROSPECTUS.

      ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

      CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

      - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

      MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

      POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|   Permitted without limitation; does not indicate actual use

|20%| ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

| |   Permitted, but not expected to be used to a significant extent

-     Not permitted

  INVESTMENT PRACTICE                                                                                      LIMIT
  --------------------------------------------------------------------------------------------------------------
  BORROWING The borrowing of money from banks to meet redemptions or for
  other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK                                         30%

  COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund. CURRENCY, MARKET, POLITICAL
  RISKS.                                                                                                   |X|

  CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return.
  Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE,
  LIQUIDITY, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.(2)                                          |X|

  EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY,
  INFORMATION, LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                                 20%

  EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
  company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                                          |X|

  FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE,
  INTEREST-RATE, MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                                    | |

  INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. CREDIT, INTEREST-RATE,
  MARKET RISKS.                                                                                            | |

  NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk
  bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.                           20%

  OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) CORRELATION, CREDIT, HEDGED
  EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                                 | |

  PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY, INFORMATION,
  LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.                                                      |X|

  RESTRICTED AND OTHER ILLIQUID SECURITIES  Securities with restrictions on trading, or those not actively traded. May include private placements. LIQUIDITY, MARKET,
  VALUATION RISKS.                                                                                        |15%|

  INVESTMENT PRACTICE                                                                                      LIMIT
  --------------------------------------------------------------------------------------------------------------
  SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as
  collateral. CREDIT, LIQUIDITY, MARKET, OPERATIONAL RISKS.                                                33 1/3%

  START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three
  years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                                  5%

  STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. CREDIT, CURRENCY, INFORMATION, INTEREST-RATE,
  LIQUIDITY, MARKET, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.                                     | |

  TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and
  might prevent the fund from achieving its goal.                                                          | |

  WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually
  for a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                      |15%|

  (1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

  (2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGER

           The following individual is responsible for the day-to-day portfolio management of the fund:

       [PHOTO OF NANCY NIERMAN]
             NANCY NIERMAN
               DIRECTOR

-   Portfolio Manager since 1999
- With CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus)
-   With Warburg Pincus since 1996
-   Vice president at Fiduciary Trust Company International, 1992 to 1996

                              MORE ABOUT YOUR FUND

      SHARE VALUATION

      The net asset value (NAV) of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.

      The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute their prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

      DISTRIBUTIONS

      As a fund investor, you will receive distributions.

      The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

      The fund distributes dividends annually. The fund typically distributes capital gains annually in December.

      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.


      TAXES

      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.


TAXES ON DISTRIBUTIONS
      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings it distributes to shareholders.

      Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources (including short-term capital gains) are generally taxed as ordinary income. The fund will mostly make capital-gain distributions which could be short-term or long-term.

      If you buy shares shortly before or on the "record date" -- the date that establishes you as the person to receive the upcoming distribution -- you may receive a portion of the money you just invested in the form of a taxable distribution.

      The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.


TAXES ON TRANSACTIONS

      Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

      STATEMENTS AND REPORTS

      The fund produces financial reports, which include among other things, a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                           BUYING AND SELLING SHARES

      OPENING AN ACCOUNT

      You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. You should contact your financial representative for further information.


      BUYING AND SELLING SHARES

      The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. ET) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it.

      The minimum initial investment in the fund is $2,500, and the minimum for additional investments is $100. Your financial representative may have different minimum investment or account requirements.

      You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the net asset value per share, next computed following the receipt by your financial representative of your request in proper form. The value of your shares may be more or less than your investment depending on the net asset value of your fund on the day you redeem.


      EXCHANGING SHARES

      You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current PROSPECTUS for the new fund.

      FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL THE TRANSFER AGENT AT 1-800-927-2874.

                           SHAREHOLDER SERVICES

      AUTOMATIC SERVICES
      Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN
      For making automatic investments ($50 minimum) from a designated bank account.


AUTOMATIC WITHDRAWAL PLAN
      For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

      TRANSFERS/GIFTS TO MINORS
      Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

                                OTHER POLICIES

      TRANSACTION DETAILS
      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      Uncashed redemption or distribution checks do not earn interest.

      SPECIAL SITUATIONS
      The fund reserves the right to:

      - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

      - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

      - impose minimum investment amounts after 15 days' notice to current investors of any increases

      -  charge a wire-redemption fee

      - make a "redemption in kind" -- payment in portfolio securities rather than cash -- for certain large redemption amounts that could hurt fund operations

      - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

      - modify or waive its minimum investment requirements, including investments through certain financial representatives and through retirement plan programs (no minimum)

      - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                       OTHER SHAREHOLDER INFORMATION

OFFERING PRICE:

      The offering price for Class A shares (with a sales charge) is NAV plus the applicable sales charge (unless you are entitled to a waiver):

                              INITIAL SALES CHARGE

                                                                                                          COMMISSION TO
                                                          AS A % OF AMOUNT      AS A % OF OFFERING  FINANCIAL REPRESENTATIVE
                           AMOUNT PURCHASED                   INVESTED                  PRICE       AS A % OF OFFERING PRICE
Less than $50,000                                              6.10%                   5.75%                 5.00%
$50,000 to less than $100,000                                  4.99%                   4.75%                 4.00%
$100,000 to less than $250,000                                 3.90%                   3.75%                 3.00%
$250,000 to less than $500,000                                 2.56%                   2.50%                 2.00%
$500,000 to less than $1,000,000                               2.04%                   2.00%                 1.75%
$1,000,000 or more                                              0*                       0                   1.00%**


* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below).

** The distributor may pay a financial representative a fee of up to 1% as follows: 1% on purchases up to and including $3 million, .50% on the next $47 million, .25% on purchase amounts over $50 million.

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the Statement of Additional Information.

      From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1) investment advisory clients of CSAM;

(2) an agent or broker of a dealer that has a sales agreement with the distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(3) shares purchased by registered investment advisers ("RIAs") on behalf of fee-based accounts or by broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(4) shares purchased for 401(k) Plans, 403(b) Plans and 457 Plans; and employee benefit plans sponsored by an employer; pension plans; and

(5) Class A shares acquired when dividends and distributions are reinvested in the fund.

      IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF CLASS A INITIAL SALES CHARGES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING PROGRAMS:

      LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase Class A shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter only applies to purchases made up to 90 days before the date of the Letter; and the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included.

      RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedules are applicable to purchases of shares of the fund described in this PROSPECTUS. The sales charge on each purchase is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

      The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

      CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

      FOR PURPOSE OF THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES, YOUR PURCHASES WILL BE COMBINED WITH PURCHASES OF YOUR IMMEDIATE FAMILY MEMBERS.

      REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds provided by a redemption of the fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the current net asset value of the applicable fund if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

      CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative.

      The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

- the net asset value at the time of purchase of the Class A shares being redeemed; or

- the net asset value of such Class A shares at the time of redemption.

      For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares even if those shares are later exchanged, and in the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

                                 OTHER INFORMATION

      ABOUT THE DISTRIBUTOR

      Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

      The fund has adopted a 12b-1 Plan for Class A shares pursuant to the rules of the Investment Company Act of 1940. This plan allows the fund to pay distribution and service fees for the sale and servicing of Class A shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

      Distribution and service fees on Class A shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

      The expenses incurred by the distributor under the 12b-1 Plan for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

                             FOR MORE INFORMATION

      More information about the fund is available free upon request, including the following:

      ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The ANNUAL REPORT also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.


      OTHER INFORMATION

      A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more details about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

      Please contact Credit Suisse Funds to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:

800-927-2874

BY FACSIMILE:
646-354-5026

BY MAIL:

Credit Suisse Funds

P.O. Box 9030
Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
Boston Financial Data Services, Inc.

Attn: Credit Suisse Funds

66 Brooks Drive
Braintree, MA 02184

SEC FILE NUMBER:

Credit Suisse European Equity Fund         811-08903


                             CREDIT SUISSE FUNDS
                             -------------------
                             CREDIT   ASSET
                             SUISSE   MANAGEMENT


                    P.O. BOX 9030, BOSTON, MA 02205-9030

                 800-927-2874 / / www.creditsuissefunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.WPEEQ-1_01

                     Subject to Completion, November 8, 2001
                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2001

                         As Revised on November 30, 2001

                             ----------------------


                       CREDIT SUISSE EUROPEAN EQUITY FUND



                             ----------------------


                  This STATEMENT OF ADDITIONAL Information is meant to be read in conjunction with the PROSPECTUS for the Common Shares of Credit Suisse European Equity Fund (the "European Equity Fund" or the "Fund"), dated January 1, 2001, and the PROSPECTUS for the Class A shares of the European Equity Fund, dated November 30, 2001, each as amended or supplemented from time to time (the "PROSPECTUS"), and is incorporated by reference in its entirety into the PROSPECTus.

         The Fund's audited ANNUAL REPORT(S), for the classes of shares it makes available, which either accompanies this STATEMENT OF INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, as relevant to the particular investor, is incorporated herein by reference.

         This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the PROSPECTUS, ANNUAL REPORTS and information regarding the Fund's current performance can be obtained by writing or telephoning:

                            Class A and Common Shares
                             ----------------------
                               Credit Suisse Funds
                                  P.O. Box 9030
                              Boston, MA 02205-9030
                                 (800) 927-2874

                                TABLE OF CONTENTS

                                                                                      Page
GENERAL                                                                                 1
INVESTMENT OBJECTIVE AND POLICIES                                                       1
      General Investment Strategies                                                     1
         Options, Futures and Currency Exchange Transactions                            1
         SECURITIES OPTIONS                                                             2
         OTC OPTIONS                                                                    5
         FUTURES ACTIVITIES                                                             5
                OPTIONS ON FUTURES CONTRACTS                                            7
         CURRENCY EXCHANGE TRANSACTIONS                                                 8
                FORWARD CURRENCY CONTRACTS                                              8
                CURRENCY OPTIONS                                                        8
         SWAPS                                                                          9
         HEDGING GENERALLY                                                              10
         ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES  11
         FOREIGN INVESTMENTS.                                                           12
         FOREIGN CURRENCY EXCHANGE                                                      12
                EURO CONVERSION                                                         12
                INFORMATION                                                             13
                POLITICAL INSTABILITY                                                   13
                EMERGING MARKETS                                                        13
                DELAYS                                                                  13
                INCREASED EXPENSES                                                      14
                FOREIGN DEBT SECURITIES                                                 14
                GENERAL                                                                 15
                SOVEREIGN DEBT                                                          15
                PRIVATIZATIONS                                                          16
         Central and Eastern European Countries                                         16
         Fixed Income Securities                                                        20
         Below Investment Grade Securities                                              20
         Securities of Other Investment Companies                                       22
         Lending of Portfolio Securities                                                22
         When-Issued Securities, Delayed-Delivery Transactions
                and Forward Commitments                                                 23
         Brady Bonds                                                                    23
         Repurchase Agreements                                                          24
         Loan Participations and Assignments                                            24
         Convertible Securities                                                         25
         Structured Notes                                                               26
         Short Sales                                                                    27
         Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers       27
         Depositary Receipts                                                            27
         Temporary Investments                                                          27


                                       i

         Rights Offerings and Purchase Warrants                                         27
         Non-Publicly Traded and Illiquid Securities                                    28
                RULE 144A SECURITIES                                                    28
         Borrowing                                                                      29
         Stand-By Commitments                                                           29
OTHER INVESTMENT LIMITATIONS                                                            30
PORTFOLIO VALUATION                                                                     32
PORTFOLIO TRANSACTIONS                                                                  33
PORTFOLIO TURNOVER                                                                      32
MANAGEMENT OF THE FUND                                                                  35
      Officers and Board of Directors                                                   35
      Directors' Compensation Through August 31, 2001                                   39
      Portfolio Manager                                                                 40
      Investment Advisers and Co-Administrators                                         40
      Code of Ethics                                                                    44
      Custodian and Transfer Agent                                                      43
      Organization of the Fund                                                          44
      Distribution and Shareholder Servicing istributor                                 45
         Common Shares                                                                  45
         Advisor Shares                                                                 46
         Class A Shares                                                                 47
         General                                                                        48
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                          48
                SPECIAL PROVISIONS APPLICABLE TO THE CLASS A SHARES ONLY                49
                INITIAL SALES CHARGES WAIVERS                                           50
         Redemptions                                                                    51
         Automatic Cash Withdrawal Plan                                                 51
EXCHANGE PRIVILEGE                                                                      52
ADDITIONAL INFORMATION CONCERNING TAXES                                                 52
      The Fund and Its Investments                                                      53
      Passive Foreign Investment Companies                                              55
      Dividends and Distributions                                                       55
      Sales of Shares                                                                   56
      Foreign Taxes                                                                     57
      Fund Taxes on Swaps                                                               56
      Backup Withholding                                                                57
      Notices                                                                           57
      Other Taxation                                                                    57
DETERMINATION OF PERFORMANCE                                                            58
INDEPENDENT ACCOUNTANTS AND COUNSEL                                                     60


                                       ii

MISCELLANEOUS                                                                           60
FINANCIAL STATEMENTS                                                                    61


APPENDIX - DESCRIPTION OF RATINGS                                                       A-1

                                     GENERAL

         The Fund is a diversified open-end management investment company that was incorporated under the laws of the State of Maryland on July 27, 1998. The Fund is authorized to offer four classes of shares, Common, Adviser, Institutional and Class A Shares. Unless otherwise indicated, references to a "Fund" apply to all classes of shares of that Fund as a group.

                        INVESTMENT OBJECTIVE AND POLICIES

         The following information supplements the discussion of the Fund's investment objectives and policies in the PROSPECTUS. There are no assurances that the Fund will achieve its investment objectives.

         The investment objective of the European Equity Fund is capital appreciation, which it seeks to achieve by investing primarily in equity securities of Western European companies.

         The European Equity Fund, under normal circumstances, will invest at least 65% of its total assets in equity securities of companies (i) whose principal trading market is in any Western European country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in Western European markets, or which have at least 50% of their assets situated in one or more Western European markets; (ii) that are organized under the laws of, and with a principal office in, a Western European country; or (iii) the principal securities trading market for which is in a Western European market. Determinations as to eligibility will be made by Credit Suisse Asset Management, LLC ("CSAM") or Credit Suisse Asset Management Ltd. ("CSAM Ltd."), the Fund's investment adviser and sub-investment adviser, respectively (each an "Adviser"), based on publicly available information and inquiries made to the companies. The European Equity Fund intends to invest at least 80% of its assets in equity securities of Western European companies. The Fund considers Western Europe to currently include the European Union, Norway and Switzerland. The European Equity Fund may also invest in other European countries. The European Equity Fund has not established limitations on the allocation of investments among the Western European countries, but intends to diversify its investments across different countries. At times, it may invest a significant amount of its assets in a single country.

GENERAL INVESTMENT STRATEGIES

         Unless otherwise indicated, the Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

         The Fund is not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

         Options, Futures and Currency Exchange Transactions.

         The Fund may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

         SECURITIES OPTIONS. The Fund may write covered put and call options on stock and debt securities and may purchase covered put and call options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

         The Fund will realize fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

         The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

         The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). The Fund that writes call options retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

         Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

         Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when the Fund's Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

         Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by its Adviser are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

         Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of their Advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

         SECURITIES INDEX OPTIONS. The Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

         Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

         OTC OPTIONS. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

         Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

         FUTURES ACTIVITIES. The Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiple times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation.

         No Fund will enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of the Fund's assets that may be at risk with respect to futures activities.

         The OTC market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad.

         FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities listed represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

         No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

         At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

         OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

         An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

         CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

         FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

         At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

         Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund. To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (E.G., through the use of hedging transactions).

         CURRENCY OPTIONS. The Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

         CURRENCY HEDGING. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

         A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

         While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a bond denominated in a foreign currency against a decline in the particular currency, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

         SWAPS. The Fund may enter into swaps relating to indexes, currencies and equity interests of issuers without limit. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

         The Fund will usually enter into swaps on a net basis (I.E., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

         HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

         In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Fund's Adviser still may not result in a successful hedging transaction.

         The Fund will engage in hedging transactions only when deemed advisable by its Adviser, and successful use by the Fund of hedging transactions will be subject to its Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

         To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

         ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. The Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities, if applicable, and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities.

         For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

ADDITIONAL INFORMATION ON OTHER INVESTMENT PRACTICES

         Foreign Investments.

         Investors should recognize that investing in foreign companies, whether in emerging or more developed countries, involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. These risks include currency exchange rates and exchange control regulations, less publicly available information, different accounting and reporting standards, less liquid markets, more volatile markets, higher brokerage commissions and other fees, possibility of nationalization or expropriation, confiscatory taxation, political instability, and less protection provided by the judicial system.

         FOREIGN CURRENCY EXCHANGE. Since the Fund will invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.

         EURO CONVERSION. The Adviser believes that the introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and

Monetary Union may create new economic opportunities for investors, such as (i) lower interest rates; (ii)mergers and acquisitions; (iii) corporate restructurings; (iv) share buybacks; (v) more efficient distribution and product packaging; and (vi) greater competition. The introduction of the euro, however, also presents unique risks and uncertainties for investors in those countries, including; (i) the creation of suitable clearing and settlement payment schemes for the euro; (ii) the legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (iv) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic and Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic and Monetary Union could adversely affect the euro. These or other factors may cause market disruptions before or after the introduction of the euro and could adversely affect the value of European securities and currencies held by the Fund.

         INFORMATION. The majority of the securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

         POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

         EMERGING MARKETS. Investing in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.) involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

         DELAYS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on the Fund's liquidity, the Fund will take reasonable steps to mitigate investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

         INCREASED EXPENSES. The operating expenses of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities.

         FOREIGN DEBT SECURITIES. The Fund may invest in debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The Fund's holdings of debt securities will be considered investment grade at the time of purchase, except that the Fund may purchase a certain amount of below investment grade securities (see "Below Investment Grade Securities"). A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service ("S&P") or, if unrated, is determined to be of comparable quality by the Fund's Adviser. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

         The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

         Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.

         GENERAL. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

         SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

         Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

         Investors should also be aware that certain sovereign debt instruments in which the Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by the Fund at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, the Fund may purchase securities not paying interest at the time acquired if, in the opinion of its Adviser, such securities have the potential for future income or capital appreciation.

         PRIVATIZATIONS. The Fund may invest in privatizations (I.E., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

         CENTRAL AND EASTERN EUROPEAN COUNTRIES. The Fund will be exposed to the risks of investing in Central and Eastern Europe. The risks normally associated with investing in foreign securities are increased in Central and Eastern European countries due to the infancy of political and economic structures. As noted in the PROSPECTUS, the Fund may invest in Russia, a country facing serious economic and political issues and whose stock markets have experienced extreme volatility and illiquidity in recent months. Many of these countries lack the political and economic stability characteristic of more developed countries, and political or social developments may adversely affect the value of the Fund's investment in a material way. The small size and inexperience of the securities markets and the limited volume of trading in such securities may make the Fund's investments illiquid and more volatile than investments in more developed countries. There may be little financial or accounting information available with respect to companies located in certain Central and Eastern European countries and it may be difficult to assess the value of an investment in such companies. These securities markets are substantially smaller, less liquid and significantly more volatile than U.S. or Western European markets. As a result, obtaining prices on portfolio securities from independent sources may be more difficult. These factors may make it more difficult for the Fund to calculate an accurate net asset value on a daily basis and to respond to significant shareholder redemptions.

         The value of the Fund's assets may be materially adversely affected by political, economic, and social factors, changes in the law or regulations of Central and Eastern European countries and the status of political and economic foreign relations of Central and Eastern European countries. Communist factions continue to play a role in the political structure of some of these countries and there is also speculation that organized crime exerts significant influence on certain countries in this region. Developments in the region may also affect the value of the Fund's assets. Actions of Central and Eastern European governments could significantly adversely affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund's portfolio. Despite privatization programs that have been implemented, the governments of Central and Eastern European countries have exercised and continue to exercise significant influence over many aspects of the local economies, and the number of public sector enterprises in Central and Eastern Europe is substantial. New governments and new economic policies may also have an unpredictable adverse impact on Central and Eastern European economies and, consequently, on the Fund's investments.

         Many of the countries in Central and Eastern Europe experienced extremely high rates of inflation, particularly in the early 1990s when central planning was first being replaced by the capitalist free market system. As a result, the exchange rates of such countries experienced significant depreciation relative to the U.S. dollar. The possibility of significant loss arising from foreign currency depreciation or devaluation must be considered as a serious risk. Although Central and Eastern European governments are currently implementing reforms directed at political and economic liberalization, there is no assurance that these reforms will continue or, if continued, will be successful.

         The economies of Central and Eastern European countries are heavily dependent on the manufacturing sector, and adverse developments affecting this sector in a particular country could adversely affect the economy as a whole. Labor unrest resulting from economic instability in the region could adversely affect the profitability and success of businesses in this and other sectors. In addition, these economies generally are heavily dependent upon international trade and have been and may continue to be adversely affected by trade barriers and other protectionist measures, exchange controls and relative currency values. These economies may also be adversely affected by economic or political developments in or controversies with neighboring countries and major trading partners. The economies of certain Central and Eastern European countries are heavily dependent on oil and gas imported from Russia via pipelines through the Ukraine and the Slovak Republic. Political or economic turmoil in any one of these nations could result in an energy crisis that could affect the economic stability of certain Central and Eastern European countries, and consequently adversely affect the Fund. Political or economic turmoil in nearby regions could also lead to an influx of refugees to one or more Central or Eastern European countries with adverse economic and political effects on such countries.

         Investments in Central and Eastern European countries may include the securities of both large and small companies. Small companies may offer greater opportunities for capital appreciation than larger companies, but these investments may involve certain special risks. Small companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. Securities issued by small companies may trade less frequently and in smaller volume than more widely held securities issued by large companies. Also, the values of securities issued by small companies may fluctuate more sharply than those issued by larger companies, and the Fund may experience some difficulty in establishing or closing out positions in small company securities at prevailing prices.

         Central and Eastern European countries may be subject to a greater amount of social, political and economic instability resulting from extra-constitutional changes or attempted changes in government, popular unrest and hostile relations with neighboring countries or territories. Investments in Central and Eastern Europe could also be adversely affected by developments in other emerging markets, such as Asia or Latin America.

         Some Central and Eastern European countries, especially Russia, have substantial external debt. Although, some countries have entered into debt restructuring agreements with foreign creditors and some are negotiating the rescheduling of their debt, there can be no assurance that such negotiations will succeed. In many cases, it may be necessary to adopt economic policies to facilitate debt service requirements (such as taking steps to control inflation) and these measures may lead to periods of lower economic growth. Central and Eastern European countries have been characterized by declining real gross domestic product, high inflation, rising unemployment and declining personal income (in real terms). Countries in this region lack a developed infrastructure, telecommunications generally are poor and banks and financial systems are not well developed. There is also a limited supply of domestic savings in the region and businesses can experience difficulty in obtaining working capital.

         Many Central and Eastern European currencies are not fully convertible. Some currencies have depreciated in value substantially against the U.S. dollar and could depreciate further in the future. Since the net asset value of the Fund will be calculated and reported in U.S. dollars, depreciation in these currencies could adversely impact the Fund's performance.

         Changes in local exchange control regulations, tax laws, withholding taxes and economic or monetary policies may also affect the value of an investment in the Fund, and may give rise to a capital gains tax liability on the Fund's investment gains. The tax laws and regulations are not well drafted and are difficult to comply with, and a company may incur substantial penalties despite using all reasonable efforts to ensure compliance. The tax laws and regulations may be given retroactive effect which could result in additional taxes that are not taken into account when calculating the Fund's net asset value. The system of taxation in certain Central and Eastern European countries may deter investment and hinder financial stability by concentrating on the taxation of industry with relatively little emphasis on individual taxation. Finally, accounting standards do not generally correspond to generally accepted accounting principles or accepted international accounting standards, and the Fund may have access to less financial information on investments than would normally be the case in more sophisticated markets.

         Many Central and Eastern European businesses do not have established histories of operating within a market-oriented economy. These businesses generally lack experience operating in the free market environment, modern technology and a sufficient capital base with which to develop and expand operations. Many of these countries are in need of restructuring their industries to, among other things, close out-dated facilities and increase investment in technology and management.

         The securities in which the Fund may invest may not be listed or traded on any securities market for the foreseeable future and, in some cases, may not be registered for resale under the securities laws of any country. There may be significant disparities between the prices paid for securities in private transactions and the prices at which the same securities trade on an exchange or in an OTC market. These factors may limit the Fund's ability to obtain accurate market quotations for purposes of valuing its portfolio securities and calculating its net asset value. Although many Central and Eastern European countries are developing stock exchanges and formulating rules and regulations, it is unlikely that these stock exchanges will, in the foreseeable future, offer the liquidity available in western securities markets. Accordingly, there may be no readily available market for the timely liquidation of investments made by the Fund, particularly in periods when the relevant market is declining.

         The lack of environmental controls in Central and Eastern Europe has led to widespread pollution and the legislative framework for environmental liability and the extent of any exposure of businesses to the costs of pollution clean-up have not been fully established. The extent of responsibility, if any, for pollution-related liabilities of any business may not be determinable at the time the Fund is considering an investment. Environmental liability could have a significant adverse effect on the performance of companies in which the Fund invests.

         Legislative change in Central and Eastern Europe has been rapid, but it is difficult to anticipate the impact of legislative reforms on the companies in which the Fund will invest. Although there appears to be political support for legislative change to a market economy, it is not certain that legislation when enacted will advance this objective or that this support will continue. It will be more difficult for the Fund to obtain effective redress or enforcement of its rights in certain Central and Eastern European countries than in western jurisdictions. Also, the judicial and civil procedure system in this region has not been modernized to a material extent and many courts lack experience in commercial dispute resolution. Further, many of the procedural remedies for enforcement and the protection of legal rights typically found in western jurisdictions are not available in Central and Eastern Europe.

         Employment and labor legislation can be pro-employee, particularly in matters such as termination of employment, maternity benefits, overtime restrictions and trade union participation. Laws regulating ownership, control and corporate governance of companies as well as protection of minority shareholders have been adopted recently and have virtually never been tested in the courts. The judicial systems have very limited experience with the adjudication of securities claims and corporate disputes. Consequently, it may be more difficult for the Fund to obtain a judgment in a court outside the U.S. to the extent that there is a default with respect to a security of a Central or Eastern European issuer or the Fund has any other claim against such an issuer.

         Disclosure and reporting requirements are minimal and anti-fraud and insider trading legislation is generally rudimentary. Due to the newness of Central and Eastern European securities markets, there is a low level of monitoring and regulation of the markets and the activities of investors in such markets, and there has been no or very limited enforcement to date of existing regulations. The concept of fiduciary duties on the part of management or directors to their companies as a whole is undeveloped. The regulatory requirements for participants in the securities markets in the region as well as the structure of relevant regulatory authorities are subject to constant change. This may result in challenges to the validity of any license, permission, consent or registration which is required in the particular country and which were originally obtained in compliance with the laws.

         Foreign investment in the securities of Central and Eastern European companies is restricted and controlled to varying degrees. These restrictions or controls may limit or preclude foreign investment in certain cases, may require government approval prior to foreign investment, or may give preferential treatment to nationals over foreign investors. Issuers in certain Central and Eastern Europe countries are allowed by law to restrict the rights of foreign investors to participate in the subscription of securities. This may result in the disenfranchisement of foreign investors in respect of their rights to participate in bonus issues, rights and issues or other corporate actions. This may result in dilution of holdings and loss of voting power. A high proportion of the shares of many Central and Eastern European companies are held by a limited number of investment funds and other institutional investors, which may limit the number of shares available for investment by the Fund. In addition, minority shareholders in companies, such as the Fund, have limited rights against actions taken by controlling parties, and those actions may adversely affect the value of the Fund's holdings. A limited number of issuers represents a disproportionately large percentage of market capitalization and trading value.

         The prices at which the Fund may acquire investments may be affected by the market's anticipation of the Fund's investing. In addition, trading on material non-public information and securities transactions by brokers in anticipation of transactions by the Fund in particular securities may impact such prices. These and other factors may also affect the rate at which the Fund can initially invest its assets.

         Shareholders should be aware that settlement and safe custody of securities in Central and Eastern Europe involves certain risks and considerations which do not normally apply in more developed countries. Verification and perfection of legal ownership in securities also differs and are less effective than in Western Europe. In certain countries, securities are issued only in bearer form. In other countries, no certificates are issued and legal ownership of shares is perfected through registration either in the share register of the company or at a central depository, in either case by a third party over whom the Fund may not have control. In certain countries, the market practice is settlement against production of evidence of title in the form of extracts from the shareholders' register. Such extracts do not in themselves constitute securities or constitute definitive evidence of title or ownership rights. As such, these extracts do not guarantee that title to the securities has in fact passed. In addition, fraudulent or incorrect registration may result in title being removed from the securities register of an issuer. Access to securities registers may also be limited and therefore registers may be difficult to check.

         FIXED INCOME SECURITIES. The value of the securities held by the Fund, and thus the net asset value of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. The Fund is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities, and the average maturity of the Fund's assets will vary based on its Adviser's assessment of economic and market conditions.

         BELOW INVESTMENT GRADE SECURITIES. The European Equity Fund may invest up to 20% of its net assets and the Central & Eastern Europe Fund may invest up to 35% of its net assets in below investment grade securities (securities that are rated below the fourth highest grade at the time of purchase by Moody's or S&P, or, if unrated, deemed by the Adviser to be of comparable quality). Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require a sale of such securities by the Fund, although its Adviser will consider such event in its determination of whether the Fund should continue to hold the securities. The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

         The market values of below investment grade securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of investment grade securities and the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than below investment grade securities. In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to prior payment of senior indebtedness. If the issuer of a security owned by the Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guarantee of recovery. Also, a recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. Lower-rated securities also present risks based on payment expectations. For example, lower-rated securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

         The Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating net asset value.

         The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of their Advisers in evaluating the creditworthiness of an issuer. In this evaluation, an Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, below investment grade securities and comparable unrated securities are not intended for short-term investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

         SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

         LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33-1/3% of the value of the Fund's total assets (including the loan collateral). No Fund will lend portfolio securities to affiliates of CSAM or CSAM Ltd. unless it has received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% of the current market value of loaned U.S. securities and at least 105% of the current market value of loaned non-U.S. securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

         By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of the Fund's securities will be fully collateralized and marked to market daily.

         WHEN-ISSUED SECURITIES, DELAYED-DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. The Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis, for delayed delivery (I.E., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment objectives. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

         When the Fund agrees to purchase when-issued, delayed-delivery securities or securities on a forward commitment basis, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         BRADY BONDS. The Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments.

         Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

         Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

         REPURCHASE AGREEMENTS. The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Such Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's Adviser. The Fund's Adviser will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the Fund's Adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund's Adviser will mark-to-market daily the value of the securities. There are no percentage limits on the Fund's ability to enter into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

         LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. A participating Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, participating Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. The Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

         CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

         The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund will invest in convertible securities without regard to their credit rating.

         STRUCTURED NOTES. The Fund may invest in structured notes. The distinguishing feature of a structured note is that the amount of interest and/or principal payable on the notes is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of a benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark asset or market, such as investments in certain emerging markets that restrict investment by foreigners. The structured note fixes the maximum loss that the Fund may experience in the event that the market does not perform as expected. The performance tie can be a straight relationship or leveraged, although the Adviser generally will not use leverage in its structured note strategies. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in a structured note involves risks similar to those associated with a direct investment in the benchmark asset. Structured notes will be treated as illiquid securities for investment limitation purposes.

         SHORT SALES. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

         While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transactions costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

         If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

         EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. The Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. Investments in securities of small- and medium-sized, emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers") involve risks that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger, more established companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

         DEPOSITARY RECEIPTS. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European and non-U.S. securities markets, respectively.

         TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

         RIGHTS OFFERINGS AND PURCHASE WARRANTS. The Fund may invest up to 15% of its net assets in rights and warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a right or warrant is outstanding at the time the right or warrant is issued or is issued together with the right or warrant.

         Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

         NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. Neither Fund may invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund's Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         BORROWING. The Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

         STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

         The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of their Advisers, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Fund's Adviser will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund will acquire stand-by commitments only in order to facilitate portfolio liquidity and does not intend to exercise its rights under stand-by commitments for trading purposes.

         The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

         The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of the Fund's portfolio.

                          OTHER INVESTMENT LIMITATIONS

         The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.

         The Fund may not:

         1. Borrow money except that the Fund may borrow from banks for temporary or emergency purposes provided that any such borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales and the entry into currency transactions, options, futures contracts, options on futures contracts, and forward commitment transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

         2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

         3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

         4. Make loans, except that the Fund may purchase or hold fixed-income securities, including structured securities, lend portfolio securities (in an amount up to 50% of its total assets immediately before the making of such loans) and enter into repurchase agreements.

         5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

         7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

         8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

         9. Issue any senior security except as permitted in the Fund's investment limitations.

         10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

         12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

         13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

         If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 12) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

         The PROSPECTUS discusses the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

         Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and lowest asked quotations. If there are no such quotations, the value of the highest securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Fund may employ outside organizations (a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

         Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (I.E., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value does not take place contemporaneously with the determination of the prices of the majority of the Fund's securities. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

         The Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

         In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. For the fiscal year ended August 31, 2001, $8,961 of the Fund's total brokerage commissions was paid to brokers and dealers who provided research services. Research received from brokers or dealers is supplemental to the Adviser's own research program.

         All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). The Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

         Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

         Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

         The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

         For the fiscal years ended August 31, 2000 and August 31, 2001 the European Equity Fund paid $236,145 and $123,316, respectively, in brokerage commissions.

         In no instance will portfolio securities be purchased from or sold to CSAM, CSAM Ltd., CSAMSI, Credit Suisse First Boston ("CSFB"), or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of administrative and other support services.

                               PORTFOLIO TURNOVER

         The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

         Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having a similar objective that do not utilize these strategies.

         It is not possible to predict the Fund' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commission, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal years ended August 31, 2001 and 2000, the European Equity Fund's portfolio turnover rate was 140% and 186%, respectively.

                             MANAGEMENT OF THE FUND

OFFICERS AND BOARD OF DIRECTORS

         The business and affairs of the Fund is managed by its Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. Under the Fund's Charter, a Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

         The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (68)                             DIRECTOR
40 Grosvenor Road                                   Currently retired; Executive Vice
Short Hills, New Jersey 07078                       President and Chief Financial Officer of
                                                    Pan Am Corporation and Pan American
                                                    World Airways, Inc. from 1988 to 1991;
                                                    Director/Trustee of other Credit Suisse
                                                    Funds and other CSAM-advised investment
                                                    companies.




                                       35

Jack W. Fritz (73)                                  DIRECTOR
2425 North Fish Creek Road                          Private investor; Consultant and
P.O. Box 1287                                       Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014                               Fritz Communications (developers and
                                                    operators of radio stations) since 1987;
                                                    Director of Advo, Inc. (direct mail
                                                    advertising); Director/Trustee of other
                                                    Credit Suisse Funds and other
                                                    CSAM-advised investment companies.




Jeffrey E. Garten (54)                              DIRECTOR
Box 208200                                          Dean of Yale School of Management and
New Haven, Connecticut  06520-8200                  William S. Beinecke Professor in the
                                                    Practice of International Trade and
                                                    Finance; Undersecretary of Commerce for
                                                    International Trade from November 1993
                                                    to October 1995; Professor at Columbia
                                                    University from September 1992 to
                                                    November 1993; Director of Aetna, Inc.;
                                                    Director of Calpine Energy Corporation;
                                                    Director/Trustee of other Credit Suisse
                                                    Funds and other CSAM-advised investment
                                                    companies.




Peter F. Krogh (64)                                 DIRECTOR
301 ICC                                             Dean Emeritus and Distinguished
Georgetown University                               Professor of International Affairs at
Washington, DC 20057                                the Edmund A. Walsh School of Foreign
                                                    Service, Georgetown University;
                                                    Moderator of PBS foreign affairs
                                                    television series; Member of Board of
                                                    The Carlisle Companies Inc.; Member of
                                                    Selection Committee for Truman Scholars
                                                    and Henry Luce Scholars; Senior
                                                    Associate of Center for Strategic and
                                                    International Studies; Trustee of
                                                    numerous world affairs organizations;
                                                    Director/Trustee of other Credit Suisse
                                                    Funds and other CSAM-advised investment
                                                    companies.


                                       36

James S. Pasman, Jr. (70)                           DIRECTOR
29 The Trillium                                     Currently retired; President and Chief
Pittsburgh, Pennsylvania 15238                      Operating Officer of National
                                                    InterGroup, Inc. from April 1989 to
                                                    March 1991; Chairman of Permian Oil Co.
                                                    from April 1989 to March 1991; Director
                                                    of Education Management Corp., Tyco
                                                    International Ltd.; Trustee, Deutsche
                                                    VIT Funds; Director/Trustee of other
                                                    Credit Suisse Funds and other
                                                    CSAM-advised investment companies.




William W. Priest* (59)                             DIRECTOR
12 East 49th Street                                 Senior Partner and Fund Manager,
12th Floor                                          Steinberg Priest Capital Management
New York, New York 10017                            since March 2001; Chairman and Managing
                                                    Director of CSAM from 2000 to February
                                                    2001, Chief Executive Officer and
                                                    Managing Director of CSAM from 1990 to
                                                    2000; Director/Trustee of other Credit
                                                    Suisse Funds and other CSAM-advised
                                                    investment companies.




Steven N. Rappaport (52)                            DIRECTOR
40 East 52nd Street,                                President of Loanet, Inc. (on-line
New York, New York 10022                            accounting service) since 1997;
                                                    Executive Vice President of Loanet, Inc.
                                                    from 1994 to 1997; Director, President,
                                                    North American Operations, and former
                                                    Executive Vice President from 1992 to
                                                    1993 of Worldwide Operations of
                                                    Metallurg Inc.; Executive Vice
                                                    President, Telerate, Inc. from 1987 to
                                                    1992; Partner in the law firm of Hartman
                                                    & Craven until 1987; Director/Trustee of
                                                    other Credit Suisse Funds and other
                                                    CSAM-advised investment companies.

--------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

James P. McCaughan (47)                             CHAIRMAN
466 Lexington Avenue                                Chief Executive Officer and Managing
New York, New York  10017-3147                      Director of CSAM; Associated with CSAM
                                                    since 2000; President and Chief
                                                    Operating Officer of Oppenheimer Capital
                                                    from 1998 to 1999; President and Chief
                                                    Executive Officer of UBS Asset
                                                    Management (New York) Inc. from 1996 to
                                                    1998; Functional Advisor (Institutional
                                                    Asset Management) of Union Bank of
                                                    Switzerland from 1994 to 1996; Officer
                                                    of other Credit Suisse Funds and other
                                                    CSAM-advised investment companies.




Hal Liebes, Esq. (36)                               VICE PRESIDENT AND SECRETARY
466 Lexington Avenue                                Managing Director and General Counsel of
New York, New York 10017-3147                       CSAM; Associated with Lehman Brothers,
                                                    Inc. from 1996 to 1997; Associated with
                                                    CSAM from 1995 to 1996; Associated with
                                                    CS First Boston Investment Management
                                                    from 1994 to 1995; Associated with
                                                    Division of Enforcement, U.S. Securities
                                                    and Exchange Commission from 1991 to
                                                    1994; Officer of CSAMSI, other Credit
                                                    Suisse Funds and other CSAM-advised
                                                    investment companies.




Michael A. Pignataro (41)                           TREASURER AND CHIEF FINANCIAL OFFICER
466 Lexington Avenue                                Director and Director of Fund
New York, New York 10017-3147                       Administration of CSAM; Associated with
                                                    CSAM since 1984; Officer of other Credit
                                                    Suisse Funds and other CSAM-advised
                                                    investment companies.




Stuart J. Cohen, Esq. (32)                          ASSISTANT SECRETARY
466 Lexington Avenue                                Vice President and Legal Counsel of
New York, New York 10017-3147                       CSAM; Associated with CSAM since Credit
                                                    Suisse acquired the Fund' predecessor
                                                    adviser in July 1999; with the
                                                    predecessor adviser since 1997;
                                                    Associated with the law firm of Gordon
                                                    Altman Butowsky Weitzen Shalov & Wein
                                                    from 1995 to 1997; Officer of other
                                                    Credit Suisse Funds and other
                                                    CSAM-advised investment companies.


                                       38

Gregory N. Bressler, Esq. (35)                      ASSISTANT SECRETARY
466 Lexington Avenue                                Vice President and Legal Counsel of CSAM
New York, New York 10017-3147                       since January 2000; Associated with the
                                                    law firm of Swidler Berlin Shereff
                                                    Friedman LLP from 1996 to 2000; Officer
                                                    of other Credit Suisse Funds and other
                                                    CSAM-advised investment companies.




Rocco A. DelGuercio (38)                            ASSISTANT TREASURER
466 Lexington Avenue                                Vice President and Administrative
New York, New York 10017-3147                       Officer of CSAM; Associated with CSAM
                                                    since June 1996; Assistant Treasurer,
                                                    Bankers Trust Corp. -- Fund
                                                    Administration from March 1994 to June
                                                    1996; Mutual Fund Accounting Supervisor,
                                                    Dreyfus Corporation from April 1987 to
                                                    March 1994; Officer of other Credit
                                                    Suisse Funds and other CSAM-advised
                                                    investment companies.




Joseph Parascondola (37)                            ASSISTANT TREASURER
466 Lexington Avenue                                Assistant Vice President - Fund
New York, New York 10017-3147                       Administration of CSAM since April 2000;
                                                    Assistant Vice President, Deutsche Asset
                                                    Management from January 1999 to April
                                                    2000; Assistant Vice President, Weiss,
                                                    Peck & Greer LLC from November 1995 to
                                                    December 1998; Officer of other Credit
                                                    Suisse Funds and other CSAM-advised
                                                    investment companies.




No employee of CSAM, CSAM Ltd., CSAMSI, PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates, receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAM Ltd., PFPC, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325 for serving on the Audit Committee.

DIRECTORS' COMPENSATION THROUGH AUGUST 31, 2001
-------------------------------------------------

                                                                           ALL INVESTMENT
                                                    EUROPEAN            COMPANIES IN THE FUND
            NAME OF DIRECTOR                      EQUITY FUND                COMPLEX(1)
---------------------------------------------------------------------------------------------
William W. Priest(2)                                  None                      None
Richard H. Francis                                  $2,250                     $90,250
Jack W. Fritz                                       $2,000                     $81,750
Jeffrey E. Garten(3)                                $1,750                     $81,750
Peter F. Krogh(4)                                   $1,063                     $44,500
James S. Pasman, Jr.                                $2,250                     $90,250
Steven N. Rappaport                                 $2,250                     $90,700
Alexander B. Trowbridge(5)                          $1,075                     $42,900
---------------------------------------------------------------------------------------------

------------------
(1) Each Director serves as a Director or Trustee of 45 investment companies and portfolios for which CSAM serves as investment adviser.

(2) Mr. Priest has been an employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

(3)  Mr. Garten became a Director of the Fund effective December 21, 2000.

(4)  Mr. Krogh became a Director of the Fund effective February 6, 2001.

(5) Mr. Trowbridge resigned as a Director of the Fund effective February 6, 2001. A one-time benefit payment of $50,000 was provided by CSAM to Mr. Trowbridge who has agreed to leave the Board prior to the time he would have otherwise retired in order to facilitate the nomination of a consolidated Board for all mutual funds advised by CSAM.


As of November 5, 2001, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

PORTFOLIO MANAGER

The Portfolio Manager of the European Equity Fund is Nancy Nierman.

Ms. Nierman has been associated with CSAM or its predecessor since 1996. Ms. Nierman was a vice president at Fiduciary Trust Company International from 1990 to 1996 and an international equity trader at TIAA-CREF from 1985 to 1990. She received her B.B.A. degree from Baruch College in 1985.

INVESTMENT ADVISERS AND CO-ADMINISTRATORS

CSAM renders advisory and administrative services to the Fund pursuant to Investment Advisory Agreements and CSAM Ltd. serves as sub-investment adviser to the Fund pursuant to Sub-investment Advisory Agreements (collectively, the "Advisory Agreements").

         CSAM, located at 466 Lexington Avenue, New York, New York 10017, is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 63,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

         CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

         CSAM and CSAM Ltd. have investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Fund's Board of Directors and in accordance with the Fund's stated policies. The Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund.

         For the services provided by CSAM to the European Equity Fund, the Fund pays a fee calculated at an annual rate of 1.00% of the Fund's average daily net assets computed daily and payable monthly (out of which CSAM pays CSAM Ltd. for its sub-investment advisory services). CSAM and CSAM Ltd. may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.

         Under the Advisory Agreements, neither CSAM nor CSAM Ltd. will be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreements relate. The Advisory Agreements for the Fund were approved on July 20, 1998 by vote of the Fund's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements were also approved by the Fund's initial shareholder. The CSAM Advisory Agreements are terminable by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund, and at any time without penalty, on 60 days' written notice to CSAM. The CSAM Advisory Agreements may also be terminated by CSAM on 90 days' written notice to the Fund. The CSAM Advisory Agreements terminate automatically in the event of an assignment. The CSAM Ltd. Sub-Advisory Agreements are terminable by CSAM on 60 days' written notice to the Fund and CSAM Ltd., by vote of the Fund's Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund on 60 days' written notice to CSAM and CSAM Ltd., or by CSAM Ltd. upon 60 days' written notice to the Fund and CSAM. The CSAM Ltd. Sub-Advisory Agreements terminate automatically in the event of an assignment.

         CSAMSI and PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., both serve as co-administrators to the Fund pursuant to separate written agreements (the "CSAMSI Co-Administration Agreement" and the "PFPC Co-Administration Agreement", respectively). CSAMSI became co-administrator to the Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as Co-administrator to the

Fund. CSAMSI provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Fund and its various service providers, furnishing certain corporate secretarial services, which include preparing materials for meetings of the Board, assisting with proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing certain compliance procedures for the Fund. As compensation, the Common Shares of the Fund pay CSAMSI a fee calculated at an annual rate of .10% of the Common Shares' average daily net assets.

         PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As of February 5, 2001, PFPC receives a fee for administration services calculated at an annual rate of .08% of the Fund's first $500 million in average daily net assets, .07% of the next $1 billion in average daily net assets, and
 .06% of average daily net assets over $1.5 billion, subject to a minimum annual fee and exclusive of out of pocket expenses.

         Each class of Shares of the Fund bears its proportionate share of fees payable to CSAM, CSAM Ltd. and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of the Fund's average daily net assets. The Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Fund.

ADVISORY FEES PAID TO CSAM
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)



-----------------------------------------------------------------------------------------------------------
                                    FISCAL PERIOD ENDED       FISCAL PERIOD ENDED       FISCAL PERIOD ENDED
                                      AUGUST 31, 1999           AUGUST 31, 2000           AUGUST 31, 2001
-----------------------------------------------------------------------------------------------------------
European Equity Fund              $  0  ($152,482)          $  0  ($309,531)          $18,998 ($212,804)
-----------------------------------------------------------------------------------------------------------

CSAM reimbursed expenses of European Equity Fund in the amount of $9,570, $93,965 and $19,556, respectively, for the years ended August 31, 2001 and 2000 and the period ended August 31, 1999.

CO-ADMINISTRATION FEES PAID TO PFPC
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)

-----------------------------------------------------------------------------------------------------------
                                    FISCAL PERIOD ENDED       FISCAL PERIOD ENDED       FISCAL PERIOD ENDED
                                      AUGUST 31, 1999           AUGUST 31, 2000           AUGUST 31, 2001
-----------------------------------------------------------------------------------------------------------
European Equity Fund                $2,894 ($0)             $  0  ($38,313)           $3,210  ($21,888)
-----------------------------------------------------------------------------------------------------------

CO-ADMINISTRATION FEES PAID TO COUNSELLORS SERVICE

-----------------------------------------------------------------------------------------------------------
                                              FISCAL PERIOD ENDED               FISCAL YEAR ENDED
                                                AUGUST 31, 1999                  AUGUST 31, 2000
-----------------------------------------------------------------------------------------------------------
European Equity Fund                        $7,596  ($7,596)                 $1,993  ($1,995)
-----------------------------------------------------------------------------------------------------------


CO-ADMINISTRATION FEES PAID TO CSAMSI

-----------------------------------------------------------------------------------------------------------
                                              FISCAL PERIOD ENDED               FISCAL YEAR ENDED
                                                AUGUST 31, 1999                  AUGUST 31, 2000
-----------------------------------------------------------------------------------------------------------

European Equity Fund                       $13,424  ($13,423)              $14,095  ($9,085)
-----------------------------------------------------------------------------------------------------------


         The European Equity Fund and CSAM have applied for an order of exemption (the "Order") from the Securities and Exchange Commission to permit CSFB to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in the Cash Reserve Portfolio of the Credit Suisse Institutional Services Fund (the "Portfolio"). If the Order were granted, it will contain a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions will include percentage limitations on the amount of the Fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that the Fund that invests in the Portfolio will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

CODE OF ETHICS

         The Fund, CSAM, CSAM Ltd. and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

         The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street") serves as custodian of the Fund's non-U.S. assets and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund' portfolio securities and
(v) makes periodic reports to the Boards concerning the Fund' custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

         Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 66 Brooks Drive, Braintree, MA 02184.

ORGANIZATION OF THE FUND

         The European Equity Fund's Charter authorizes the Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares, one billion are designated Advisor Shares and one billion are designated Class A shares. The European Equity Fund currently has Common and Class A Shares. The European Equity Fund ceased offering Institutional Shares on August 31, 2000. Shareholders of the Fund in the class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable, but have no preemptive, conversion or subscription rights. On March 26, 2001, European Equity Fund changed its name from "Warburg Pincus European Equity Fund, Inc." to "Credit Suisse Warburg Pincus European Equity Fund, Inc." On or about December 12, 2001, European Equity Fund will further change its name to "Credit Suisse European Equity Fund, Inc."

         Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING

         DISTRIBUTOR. CSAMSI serves as distributor of the Fund's shares. CSMASI's principal business address is 466 Lexington Avenue, New York, New York 10017.

         COMMON SHARES. The Fund has entered into a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay CSAMSI under the CSAMSI Co-Administration Agreement, in consideration for Services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. Services performed by CSAMSI under the CSAMSI Co-Administration Agreement include (i) the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of CSAMSI related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

         Payments under the Common Shares 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI under the CSAMSI Co-Administration Agreement and the payments may exceed distribution expenses actually incurred.

         Pursuant to the Common Shares 12b-1 Plan, CSAMSI will provide the Fund's Board with periodic reports of amounts expended under the Common Shares 12b-1 Plan and the purpose for which the expenditures were made. The Common Shares 12b-1 Plan was adopted on November 1, 1999. For the fiscal year ended August 31, 2001, the Common Class shares of the European Equity Fund has paid CSAMSI under the Common Shares 12b-1 Plan $57,950.

         CSAM or its affiliate may, at its own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Credit
Suisse Funds. CSAM or its affiliate may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.

         The Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.

         For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to
 .50% of the average annual value of accounts with the Fund maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Fund may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

         ADVISOR SHARES. The Fund may, in the future, enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Shares 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act. The Advisor Shares 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Shares 12b-1 Plan and the purpose for which such expenditures were made.

         Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Fund. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to 0.25% per year of the value of Fund accounts maintained by the firm and/or, in certain cases, may include a fee of up to 1.00% of new assets invested in a fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that the Distributor, the Adviser or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Fund or their shareholders.

         An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the Prospectus and this STATEMENT OF ADDITIONAL INFORMATION in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of the Fund's portfolio investments for the instruments of Institutions.

         CLASS A SHARES. The European Equity Fund has adopted a Plan of Distribution (the "A Shares 12b-1 Plan") for Class A shares of the Fund to permit the Fund to compensate CSAMSI for activities associated with the distribution of these shares.

         The A Shares 12b-1 Plan was initially approved by the Directors, including a majority of the non-interested Directors, on October 2, 2001, and by the sole shareholder of each Class on October 2, 2001. As approved, the A Shares 12b-1 Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI.

         With respect to certain sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

         In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time.

Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

         GENERAL. Each of the Common Shares 12b-1 Plan, the Advisor Shares 12b-1 Plan and the A Shares 12b-1Plan will continue in effect for so long as its continuance is separately, specifically approved at least annually by each Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the relevant Plan, ("Independent Directors"). Any material amendment of any Common Shares 12b-1 Plan, Advisor Shares 12b-1 Plan or A Shares 12b-1 Plan would require the approval of the Board in the same manner. Neither the Common Shares 12b-1 Plan, the Advisor Shares 12b-1 Plan nor the A Shares 12b-1 Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. The Common Shares 12b-1 Plan, the Advisor Shares 12b-1 Plan or the A Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A shares of the Fund, any applicable sales charge.

         To purchase Common Shares directly from the Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to the Fund. The Fund cannot accept "starter" checks that do not have your name preprinted on them. The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.

         As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

         Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         SPECIAL PROVISIONS APPLICABLE TO THE CLASS A SHARES ONLY. Class A shares are designed for investors seeking the advice of financial representatives and are not being offered directly from the Fund. All Class A shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

         Class A shares of the European Equity Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                              INITIAL SALES CHARGE

-------------------------------------------------------------------------------------------------------------------
AMOUNT PURCHASED                                       AS A % OF           AS A % OF            COMMISSION TO
                                                         AMOUNT            OFFERING                FINANCIAL
                                                        INVESTED             PRICE            REPRESENTATIVE AS A %
                                                                                               OF OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                                         6.10%              5.75%                   5.00%
-------------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                             4.99%              4.75%                   4.00%
-------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                            3.90%              3.75%                   3.00%
-------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                            2.56%              2.50%                   2.00%
-------------------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                          2.04%              2.00%                   1.75%
-------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                          0*                 0                    1.00%**
-------------------------------------------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee of up to 1% as follows: 1% on purchases up to and including $3 million, .50% on the next $47 million, .25% on purchase amounts over $50 million.

         The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any purchaser." The term "purchaser" includes:

     - an individual, the individual's spouse or domestic partner, and their children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

     - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member;

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

         From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the European Equity Fund as defined in the Securities Act of 1933, as amended.

         Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the European Equity Fund's Class A shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the European Equity Fund's Class A shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A shares should be read in connection with such firms' material regarding their fees and services.

         INITIAL SALES CHARGES WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, Directors and retired Directors of the Fund, directors or trustees of other investment companies managed by the Adviser, officers, directors and full-time employees of the Adviser and of its wholly-owned subsidiaries or parent entities ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative

(such shares may not be resold except to the Fund); (4) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Fund as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(B) Plans and 457 Plans; and employee benefit plans sponsored by an employer; pension plans; and
(7) Class A shares acquired when dividends and distributions are reinvested in the Fund.

         REDEMPTIONS. Shares of the European Equity Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of certain redemptions of Class A shares of the Fund.

         Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

         If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

         AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to the holders of Common Shares of the Fund who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many Common Shares of the Fund as may be necessary to cover the stipulated withdrawal payment. As described in the Prospectus, certain withdrawals under the Plan for the Class A shares of the Fund may be subject to a deferred sales charge. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund.

                               EXCHANGE PRIVILEGE

         An exchange privilege with certain other funds advised by CSAM is available to investors in the Fund. A Common Shareholder may exchange Common Shares of the Fund for Common Shares of another Credit Suisse fund at their respective net asset values. An Institutional Shareholder may exchange Institutional Shares of the Fund for Institutional Shares of another CSAM fund at their respective net asset values. A Class A Shareholder of the Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

         If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares of the Fund, will be effected without a sales charge. The Fund may refuse exchange purchases at any time without prior notice.

         The exchange privilege enables shareholders to acquire shares in the Fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. Subject to the restrictions on exchange purchases contained in the Prospectus and any other applicable restrictions, this privilege is available to shareholders residing in any state in which the Common Shares, Institutional Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of the Fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the Fund into which they are contemplating an exchange by calling 800-927-2874.

         Subject to the restrictions described above, upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the Fund being acquired. The exchange privilege may be modified or terminated at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this STATEMENT OF ADDITIONAL INFORMATION, which are subject to change.

THE FUND AND ITS INVESTMENTS

         The Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under Part I of Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

         As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (I.E., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (I.E., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

         The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. Each Board will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS"). Even if the Fund makes such an election, it is possible that the Fund may incur an excise tax as a result of not having distributed net capital gains.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. The balance of such income must be distributed during the next calendar year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

         With regard to the Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

         If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

         The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES.

         If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified election fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

         Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax.

         The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

DIVIDENDS AND DISTRIBUTIONS.

         Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

         Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

         Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

         If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES.

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

FOREIGN TAXES.

         The Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

FUND TAXES ON SWAPS.

         As a result of entering into index swaps, the Fund may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

BACKUP WITHHOLDING.

         The Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

NOTICES.

         Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Fund and Its Investments") made by the Fund to its shareholders.

OTHER TAXATION

         Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES
        AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED
              TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE
                     PARTICULAR TAX CONSEQUENCES TO THEM OF
                           AN INVESTMENT IN THE FUND.

                          DETERMINATION OF PERFORMANCE

         From time to time, the Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. An investor can look for the Fund's net asset value in THE WALL STREET JOURNAL under the heading "Credit Suisse." Depending on the Fund's size, it may not be eligible to be listed. The Common Shares of the Fund are listed under the heading "Credit Suisse Com," and the Class A shares of the European Equity Fund will be listed under the heading "Credit Suisse A." Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

         With respect to the Fund's Common Shares, the Fund's average annual total returns for the period ended August 31, 2001 were as follows:

                                      5 YEAR                     10 YEAR                SINCE INCEPTION (1/28/99)
          1 YEAR                   (ANNUALIZED)                (ANNUALIZED)                   (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------
          -18.08%                       N/A                        N/A                           -0.62%
-------------------------------------------------------------------------------------------------------------------

         The aggregate total return for the Fund's Common Shares for the period ended August 31, 2001 since inception was -1.61%. Because the Fund's Class A shares commence operations on or about December 12, 2001, performance information for this class is not presented.

         These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

         These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T) TO THE POWER OF n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. It is also assumed that with respect to the Class A shares of the Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment. Investors should note that this performance may not be representative of the Fund' total returns in longer market cycles.

         When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares of the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (I.E., change in value of initial investment, income dividends and capital gain distributions).

         The Fund may advertise, from time to time, comparisons of the performance of its Common Shares, Institutional Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

         Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:

                                                  6
                           YIELD = 2[(   a-b   +1) -1]
                                      ---------
                                            cd

         For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

         The performance of a class of the Fund's shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

         In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. The Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

         The Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the European Equity Fund, with the Morgan Stanley Capital International Europe Index (a market capitalization-weighted index of 15 European Countries); or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. The Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC., INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, MUTUAL FUND MAGAZINE, SMARTMONEY, THE WALL STREET JOURNAL and WORTH. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

         In its reports, investor communications or advertisements, the Fund may include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments; (v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics;
(vii) a discussion of the risk/return continuum relating to different investments; (viii) the potential impact of adding foreign stocks to a domestic portfolio; (ix) the general biography or work experience of the portfolio managers of the Fund; (x) portfolio manager commentary or market updates; (xi) discussion of macroeconomic factors affecting the Fund and its investments; and
(xii) other information of interest to investors.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent accountant for the Fund. The financial statements of the European Equity Fund for the fiscal year ended August 31, 2000 that are incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been audited by PwC, whose report thereon appears elsewhere herein and has been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

         Willkie Farr & Gallagher serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

         As of November 5, 2001, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of the Fund's outstanding shares were as follows:

                                                                                              PERCENT OWNED
                                                                                                  AS OF
           FUND                                 NAME AND ADDRESS                             NOVEMBER 5, 2001
           ----                                 ----------------                             ----------------
European Equity (Common Shares)       Charles Schwab & Co Inc.*                                67.7%
                                      Special Custody Account for
                                      the Exclusive Benefit of Customers
                                      Attn:  Mutual Funds
                                      101 Montgomery St
                                      San Francisco, CA  94104-4112

                                      National Financial Services Corp.                         6.9%
                                      FBO Customers
                                      Church Street Station
                                      P.O. Box 3908
                                      New York, NY  10008-3908


* The Fund does not believe that this entity is the beneficial owner of the shares held of record by them.


                              FINANCIAL STATEMENTS

         The Fund' audited ANNUAL REPORT(S), for the classes of shares it makes available, which either accompanies this STATEMENT OF INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, as relevant to the particular investor, is incorporated herein by reference. The European Equity Fund will furnish without charge a copy of the annual report upon request by calling Credit Suisse Funds at 800-927-2874. The European Equity Fund's Class A shares commence operations on or about December 12, 2001.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

         Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

         The following summarizes the ratings used by S&P for corporate bonds:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

         To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The following summarizes the ratings used by Moody's for corporate bonds:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C
                                OTHER INFORMATION

Item 23. EXHIBITS

EXHIBIT NO.            DESCRIPTION OF EXHIBIT
----------             ----------------------
     (a)               (1)       Articles of Incorporation.(1)
                       (2)       Articles of Amendment.
                       (3)       Articles Supplementary.

     (b)               (1)       By-Laws. (1)
                       (2)       Amended By-Laws dated February 5, 2001. (2)
                       (3)       Amendment to By-Laws.

     (c)               Registrant's Forms of Stock Certificates. (3)

     (d)               (1)      Form of Investment Advisory Agreement. (3)
                       (2)      Form of Sub-Advisory Agreement. (3)

     (e)               (1)      Distribution Agreement. (4)
                       (2)      Distribution Agreement with Credit Suisse
                                Asset Management Securities, Inc.
                                ("CSAMSI"). (5)
                       (3)       Amendment to Distribution Agreement with
                                 CSAMSI.

     (f)               Not applicable.

     (g)               (1)       Amendment to Custodian Agreement with State
                                 Street Bank and Trust Company dated April 26,
                                 2001. ("State Street"). (6)

                       (2) Amendment to Custodian Agreement with State Street dated May 16, 2001. (6)

                       (3) Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001. (6)
-----------------

(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed July 29, 1998 (Securities Act File No. 333-60225).

(2) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus International Small Company Fund, Inc., filed on February 22, 2001 (Securities Act File No. 333-49537).

(3) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on September 3, 1998 (Securities Act File No. 333-60225).

(4) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus Long-Short Market Neutral Fund, Inc., filed on November 2, 1999 (Securities Act File No. 333-60687).

(5) Incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Warburg Pincus Emerging Markets Fund, Inc., filed on December 27, 2000 (Securities Act File No. 333-52818).

(6) Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus Trust filed on June 29, 2001 (Securities Act File No. 33-58125).

     (h)               (1)       Form of Transfer Agency and Service Agreement
                                 with Boston Financial Data Services, Inc. (2)
                       (2)       Form of Co-Administration Agreement with Credit
                                 Suisse Asset Management Securities, Inc. (4)
                       (3)       Form of Co-Administration Agreement with
                                 PFPC Inc. (3)
                       (4)       Amended Fee Agreement with PFPC Inc. dated
                                 February 5, 2001. (2)

     (i)               (1)       Opinion and Consent of Willkie Farr &
                                 Gallagher, counsel to the Fund. (7)
                       (2)       Opinion and Consent of Venable, Baetjer and
                                 Howard, LLP, Maryland counsel to the Fund. (3)

     (j)               (1)       Consent of PricewaterhouseCoopers LLP,
                                 Independent Accountants.
                       (2)       Powers of Attorney. (6)

     (k)               Not applicable.

     (l)               (1)       Form of Purchase Agreement. (3)
                       (2)       Form of Purchase Agreement.

     (m)               (1)       Shareholder Servicing and Distribution
                                  Plan. (5)
                       (2)       Distribution Plan. (4)
                       (3)       Class A Distribution Plan dated
                                 October 2, 2001.

     (n)               Not Applicable.

     (o)               Amended Form of 18f-3 Plan dated November 12, 2001.

     (p)               (1)       Form of Code of Ethics for Credit Suisse Asset
                                 Management Limited. (8)
                       (2)       Amended Form of Code of Ethics dated
                                 July 16, 2001. (9)

-----------------

(7) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed December 29, 2000 (Securities Act File No. 333-60225).

(8) Incorporated by reference to Post-Effective Amendment No.21 to the Registration Statement on Form N-1A of Credit Suisse Institutional Fund, Inc., filed on August 30, 2000 (Securities Act File No. 33-47880).

(9) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus Major Foreign Markets Fund, Inc., filed on October 23, 2001 (Securities Act File No. 333-39075).

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC"), may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has three wholly-owned subsidiaries: Warburg, Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation; and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.

Item 25. INDEMNIFICATION

         Registrant, officers and directors of Credit Suisse Asset Management, LLC ("CSAM, LLC"), Credit Suisse, Credit Suisse Asset Management Securities, Inc. ("CSAM Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 25 of Part C of the Fund's initial Registration Statement on Form N-1A filed on July 30, 1998.

Item 26. (a) BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         CSAM, LLC acts as investment adviser to the Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. Credit Suisse acts as sub-adviser to the Registrant. Credit Suisse renders investment advice and provides full-service private equity programs to clients. The list required by this Item 26 of officers and directors of CSAM, LLC and Credit Suisse, together with information as to their other businesses, professions, vocations or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801-37170), and to Schedules A and D of Form ADV filed by Credit Suisse (SEC File No. 801-40177).

         (b) BUSINESS AND OTHER CONNECTIONS OF SUB-INVESTMENT ADVISER

         Credit Suisse Asset Management, Limited ("CSAM, Limited") acts as sub-investment adviser for the Registrant. CSAM, Limited renders to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and partners of CSAM, Limited, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to schedules A and D of Form ADV filed by CSAM, Limited (SEC File No. 801-40177).

Item 27. PRINCIPAL UNDERWRITER

         (a) CSAM Securities acts as distributor for Registrant, as well as for Credit Suisse Institutional Fund; Credit Suisse Institutional High Yield Fund; Credit Suisse Institutional International Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse Institutional U.S. Core Equity Fund; Credit Suisse Institutional Fixed Income Fund; Credit Suisse Warburg Pincus Capital Funds; Credit Suisse Warburg Pincus Opportunity Funds; Credit Suisse Warburg Pincus Select Funds; Credit Suisse Warburg Pincus Global Financial Services Fund; Credit Suisse Warburg Pincus Global New Tehnologies Fund, Credit Suisse Warburg Pincus Technology Index Fund; Credit Suisse Warburg Pincus Growth Fund; Credit Suisse Warburg Pincus Balanced Fund; Credit Suisse Warburg Pincus Capital Appreciation Fund; Credit Suisse Warburg Pincus Cash Reserve Fund; Credit Suisse Warburg Pincus Central & Eastern Europe Fund; Credit Suisse Warburg Pincus Emerging Growth Fund; Credit Suisse Warburg Pincus Emerging Markets Fund; Credit Suisse Warburg Pincus European Equity Fund; Credit Suisse Warburg Pincus Fixed Income Fund; Credit Suisse Warburg Pincus Focus Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Warburg Pincus Global Health Sciences Fund; Credit Suisse Warburg Pincus Global Post-Venture Capital Fund; Credit Suisse Warburg Pincus Global Telecommunications Fund; Credit Suisse Warburg Pincus Intermediate Maturity Government Fund; Credit Suisse Warburg Pincus International Equity Fund; Credit Suisse Warburg Pincus International Small Company Fund; Credit Suisse Institutional Services Fund; Credit Suisse Warburg Pincus Japan Growth Fund; Credit Suisse Warburg Pincus Japan Small Company Fund; Credit Suisse Warburg Pincus Long-Short Market Neutral Fund; Credit Suisse Warburg Pincus Major Foreign Markets Fund; Credit Suisse Warburg Pincus Municipal Bond Fund; Credit Suisse Warburg Pincus New York Intermediate Municipal Fund; Credit Suisse Warburg Pincus New York Tax Exempt Fund; Credit Suisse Warburg Pincus Small Company Fund; Credit Suisse Warburg Pincus Small Company Growth Fund; Credit Suisse Warburg Pincus Small Company Value II Fund; Credit Suisse Warburg Pincus Trust; Credit Suisse Warburg Pincus Trust II; Credit Suisse Warburg Pincus Value II Fund; Credit Suisse Warburg Pincus WorldPerks Money Market Fund and Credit Suisse Warburg Pincus WorldPerks Tax Free Money Market Fund.

         (b) For information relating to each director, officer or partner of CSAM Securities reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934.

         (c) None.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

         (1)      Credit Suisse Warburg Pincus European Equity Fund, Inc.
                  466 Lexington Avenue
                  New York, New York  10017-3147
                  (Fund's Articles of Incorporation, By-Laws and minute books)

         (2)      Credit Suisse Asset Management, LLC
                  466 Lexington Avenue

                  New York, New York  10017-3147
                  (records relating to its functions as investment adviser)

         (3)      Credit Suisse Asset Management Limited (London)
                  Beaufort House
                  15 St. Botolph Street
                  GB-London
                  EC3A 7JJ
                  (records relating to its functions as sub-adviser)

         (4)      PFPC Inc.
                  400 Bellevue Parkway
                  Wilmington, Delaware  19809
                  (records relating to its functions as co-administrator)

         (5)      Credit Suisse Asset Management Securities, Inc.
                  466 Lexington Avenue
                  New York, New York  10017-3147
                  (records relating to its functions as co-administrator and distributor)

         (6)      State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts  02110
                  (records relating to its functions as custodian)

         (7)      Boston Financial Data Services, Inc.
                  2 Heritage Drive
                  North Quincy, Massachusetts  02171
                  (records relating to its functions as transfer agent and dividend disbursing agent)



Item 29. MANAGEMENT SERVICES

         Not applicable.

Item 30. UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 8th day of November, 2001.

                                             CREDIT SUISSE WARBURG PINCUS
                                             EUROPEAN EQUITY FUND, INC.



                                           By: /s/ James P. McCaughan
                                              -----------------------
                                              James P. McCaughan
                                              Chairman (Chief Executive Officer)

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature                                     Title                    Date
---------                                     -----                    ----

/s/William W. Priest*           Director                       November 8, 2001
-----------------------
   William W. Priest


/s/ James P. McCaughan          Chairman (Chief Executive      November 8, 2001
-----------------------         Officer)
James P. McCaughan


/s/Michael A. Pignataro         Treasurer and Chief Financial  November 8, 2001
-----------------------         Officer
   Michael A. Pignataro


/s/Richard H. Francis*          Director                       November 8, 2001
-----------------------
   Richard H. Francis


/s/Jack W. Fritz*               Director                       November 8, 2001
-----------------------
   Jack W. Fritz


/s/Jeffrey E.  Garten*          Director                       November 8, 2001
-----------------------
Jeffrey E. Garten


/s/James S. Pasman, Jr.*        Director                       November 8, 2001
-----------------------
   James S. Pasman, Jr.


/s/Steven N. Rappaport*         Director                       November 8, 2001
-----------------------
   Steven N. Rappaport


/s/Peter F. Krogh*              Director                       November 8, 2001
-----------------------
   Peter F. Krogh

*By: /s/Michael A. Pignataro
     -----------------------
     Michael A. Pignataro as
     Attorney-in-Fact

                                INDEX TO EXHIBITS

       Exhibit No.                     Description of Exhibit
       -----------                     ----------------------

          a(2)              Articles of Amendment.

          a(3)              Articles Supplementary.

          b(3)              Amendment to By-laws.

          e(3)              Amendment to Distribution Agreement with CSAMSI.

          j(1)              Consent of PricewaterhouseCoopers LLP, Independent
                            Accountants.

          l(2)              Form of Purchase Agreement.

          m(3)              Class A Distribution Plan dated October 2, 2001.

          o                 Amended Form of 18f-3 Plan dated November 12, 2001.